UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017 (May 11, 2017)

MODERN MEDIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38092	47-1277598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Peachtree Street, N.E. Suite 2400 Atlanta, GA		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 443-1182

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Items 1.01	Entry into a Material Definitive Agreement

On May 17, 2017, Modern Media Acquisition Corp. (the “Company”) completed its initial public offering (“IPO”) of 20,700,000 units (“Public Units”), including the full exercise of the underwriters’ Over-Allotment Option (as defined below) of 2,700,000 units (the “Over-Allotment Units” and, together with the Public Units, the “Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”), one right (“Right”) and one-half of one warrant (“Public Warrant”). Each Right entitles the holder thereof to receive one-tenth of one share of Common Stock (for no additional consideration) upon the consummation of the initial business combination. Each whole Public Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Company completed its IPO pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-216546) (the “Initial Registration Statement”) and the Company’s registration statement on Form S-1 filed pursuant to Rule 462(b) under the Securities Act of 1933 (the “Securities Act”) (File No. 333-217913) (the “462(b) Registration Statement” and, together with the Initial Registration Statement, the “Registration Statement”). The Initial Registration Statement and the 462(b) Registration Statement were declared effective by the U.S. Securities and Exchange Commission on May 11, 2017 and May 12, 2017, respectively.

In connection with the effectiveness of the Registration Statement and the closing of the IPO, the Company entered into the following agreements:

•	An Underwriting Agreement, dated May 11, 2017, between the Company and Macquarie Capital (USA) Inc. as representative of the several underwriters named therein;

•	A Warrant Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company;

•	An Investment Management Trust Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company;

•	A Registration Rights Agreement, dated as of May 17, 2017, by and among the Company and certain security holders of the Company;

•	A Letter Agreement, dated May 17, 2017, by and among the Company and its officers and directors and Modern Media Sponsor, LLC;

•	A Sponsor Warrants Purchase Agreement, dated as of May 17, 2017, between the Company and Modern Media Sponsor, LLC;

•	An Expense Advancement Agreement, dated as of May 17, 2017, between the Company and Modern Media Sponsor, LLC;

•	A Right of First Refusal Agreement, dated May 17, 2017, between the Company and Macquarie Capital (USA) Inc.;

•	A Right Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company; and

•	A Consent Agreement, dated May 17, 2017, by and among the Company, MIHI LLC and Modern Media, LLC.

Below is a summary of the material provisions of these agreements. These summaries do not purport to be complete and are qualified in their entirety by reference to the complete terms of the agreements, copies of which are filed as Exhibits 1.1, 4.1 and 10.1 through 10.8.

Underwriting Agreement

On May 11, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Macquarie Capital (USA) Inc. (“Macquarie Capital”), as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to the sale of the Units in the IPO.

Pursuant to the terms of the Underwriting Agreement, the Company sold the Units on May 11, 2017 at an offering price of $10.00 per Unit. A total of $209,070,000 of the net proceeds from the sale of the Public Units, the sale of the Over-allotment Units and the sale of the Private Placement Warrants (as defined below) were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public stockholders at Deutsche Bank Trust Company Americas, with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay the Company’s taxes, none of the funds held in the Trust Account will be released until the earlier of (i) the completion of the Company’s initial business combination (as described in the Registration Statement), (ii) the redemption of all of the Common Stock issued by the Company in the IPO (the “public shares”) if the Company does not complete the initial business combination within 18 months from the closing date of the IPO (or 21 months from the closing date of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for the initial business combination within 18 months from the closing date of the IPO but has not completed such initial business combination within such 18 month period), subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s second amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company has not completed the initial business combination within 18 months from the closing date of the IPO (or 21 months, as applicable).

Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 45-day option (the “Over-allotment Option”) to purchase up to an additional 2,700,000 Over-allotment Units to cover over-allotments. As described above, this option was exercised in full on May 16, 2017, and the closing of the sale of the Over-Allotment Units occurred simultaneously with the closing of the IPO on May 17, 2017.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities, including liabilities under the Securities Act, and for customary contribution provisions in respect of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Warrant Agreement

On May 17, 2017, the Company entered into a warrant agreement (the “Warrant Agreement”) with Continental Stock Transfer and Trust Company, as warrant agent (the “Warrant Agent”), providing for the terms of the Public Warrants and the Private Placement Warrants (as defined below and, together with the Public Warrants, the “Warrants”). The Warrant Agreement provides for terms upon which the Warrants may be exercised, adjusted, transferred, exchanged or redeemed, and the respective rights and obligations of the Company, the Warrant Agent and the holders of the Warrants. Pursuant to the Warrant Agreement, the Warrants may be exercised at an initial exercise price of $11.50. The foregoing description of the Warrant Agreement is qualified in its entirety by reference to the full text of the Warrant Agreement, which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Letter Agreement

On May 17, 2017, the Company entered into a letter agreement (the “Letter Agreement”) with the directors and officers of the Company and Modern Media Sponsor, LLC (the “Sponsor”), the majority owner of the Company prior to the IPO and the holder of approximately 19.6% of the Company’s outstanding Common Stock after the completion of the IPO. Pursuant to the Letter Agreement, the Company’s directors and officers and the Sponsor each agreed:

(i) not to, directly or indirectly, transfer, assign or sell any of the Units, Common Stock, Rights or Warrants (or any securities convertible into, or exercisable, or exchangeable for, shares of capital stock) for a period of 180 days from the date of the Underwriting Agreement, subject to certain exceptions;

(ii) to waive their redemption rights with respect to any Common Stock they hold in connection with the completion of the Company’s initial business combination;

(iii) to waive their redemption rights with respect to any Common Stock they hold in connection with a stockholder vote to approve an amendment of the Company’s second amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial business combination within 18 months from the closing date of the IPO (or 21 months from the closing date of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for the initial business combination within 18 months from the closing date of the IPO but has not completed such initial business combination within such 18 month period);

(iv) to waive their rights to liquidating distributions from the Trust Account with respect to the shares of Common Stock they held immediately prior to consummation of the IPO (the “founders shares”) if the Company does not complete the initial business combination within 18 months from the closing date of the IPO (or 21 months, as applicable);

(v) to vote any Common Stock they hold in favor of the initial business combination in connection with any vote of the stockholders of the Company on the initial business combination; and

(vi) that the Sponsor will surrender for no consideration up to 675,000 of its founders shares depending on the extent to which the Underwriters’ Over-Allotment Option is exercised, if at all.

The Letter Agreement also requires the directors and officers of the Company and the Sponsor to, if the Company has not completed the initial business combination with 18 months from the closing of the IPO (or 21 months, as applicable), or such later period approved by the Company’s stockholders in accordance with the Company’s second amended and restated certificate of incorporation, take all reasonable steps to cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and board of directors, dissolve and liquidate. Additionally, pursuant to the Letter Agreement, the Sponsor and the directors and officers of the Company have agreed not to transfer, assign or sell the founders shares, the Private Placement Warrants or any Convertible Warrants (as defined below) (including the Common Stock issuable upon exercise of the Private Placement Warrants or Convertible Warrants) except as provided in the Letter Agreement. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Investment Management Trust Agreement

On May 17, 2017, the Company entered into an investment management trust agreement (the “Trust Agreement”) with Continental Stock Transfer and Trust Company, as trustee (the “Trustee”).

Pursuant to the Trust Agreement, a total of $209,070,000 of the net proceeds from the Sale of the Public Units, the sale of the Over-allotment Units and the sale of the Private Placement Warrants were placed into the Trust Account. Except for the withdrawal of interest to pay the Company’s taxes, none of the funds held in the Trust Account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the public shares if the Company does not complete the initial business combination within 18 months from the closing date of the IPO (or 21 months from the closing date of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for the initial business combination within 18 months from the closing date of the IPO but has not completed such initial business combination within such 18 month period), subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s second amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company has not completed the initial business combination within 18 months from the closing date of the IPO (or 21 months, as applicable). The foregoing description of the Trust Agreement is qualified in its entirety by reference to the full text of the Trust Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Registration Rights Agreement

On May 17, 2017, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the directors and officers of the Company and the Sponsor.

Pursuant to the Registration Rights Agreement, the holders of founders shares, Private Placement Warrants and any warrants issued upon conversion of working capital loans to the Company (the “Convertible Warrants”), if any (and the shares of Common Stock issuable upon exercise of the Private Placement Warrants or Convertible Warrants, as the case may be), will be entitled to make up to three demands, in the aggregate, one demand per category of holder as set forth in the Registration Rights Agreement, excluding short form registration demands, that the Company register certain of the securities held by such holders for sale under the Securities Act and have the securities covered thereby registered for resale pursuant to Rule 415 under the Securities Act. Furthermore, the holders will be entitled to unlimited “piggyback” registration rights and unlimited registration rights on a Form S-3 or any similar short-form registration statement as provided in the Registration Rights Agreement. No registration will be effected or permitted and no registration statement will become effective pursuant to the Registration Rights Agreement until after the expiration of the transfer restrictions imposed on the founders shares, the Private Placement Warrants and the Convertible Warrants, if any (and the related underlying shares) by the Letter Agreement. Additionally, the Convertible Warrants (and the shares of Common Stock issuable upon exercise of the Convertible Warrants) may only be registered in accordance with the Financial Industry Regulatory Authority (“FINRA”) rules, as set forth in the Registration Rights Agreement. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Sponsor Warrant Purchase Agreement

On May 17, 2017, the Company entered into a warrant purchase agreement (the “Sponsor Warrant Purchase Agreement”) with the Sponsor pursuant to which the Sponsor agreed to purchase 7,050,000 warrants (the “Private Placement Warrants”) from the Company, for a purchase price of $1.00 per Private Placement Warrant, generating total proceeds of $7,050,000 in a private placement (the “Private Placement”). Additionally, the sponsor agreed that if the Over-Allotment Option is exercised by the Underwriters in full or in part, it will purchase from the Company an additional number of Private Placement Warrants (up to a maximum of 270,000) at a price of $1.00 per Private Placement Warrant, in an amount necessary to maintain the proceeds in the Trust Account at $10.10 per Unit sold to the public in the IPO. This option was exercised in full on May 16, 2017, and the Sponsor purchased a total of 7,320,000 Private Placement Warrants, generating total proceeds of $7,320,000 in the Private Placement. The foregoing description of the Sponsor Warrant Purchase Agreement is qualified in its entirety by reference to the full text of the Sponsor Warrant Purchase Agreement, which is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Expense Advancement Agreement

On May 17, 2017, the Company entered into an expense advancement agreement (the “Expense Advancement Agreement”) with the Sponsor pursuant to which the Sponsor agreed to advance the Company up to $500,000 to fund the Company’s expenses relating to investigating and selecting a target business and other working capital expenses following the IPO and prior to the completion of the initial business combination (the “Working Capital Loan”). Pursuant to the terms thereof, the Sponsor may, at its option, convert each $1.00 outstanding under the Working Capital Loan into one Convertible Warrant. The Convertible Warrants will have the same terms and conditions as the Private Placement Warrants, except with respect to certain transfer and registration restrictions imposed upon the Convertible Warrants by FINRA. The foregoing description of the Expense Advancement Agreement is qualified in its entirety by reference to the full text of the Expense Advancement Agreement, which is attached hereto as Exhibit 10.5 and is incorporated by reference herein.

Right of First Refusal Agreement

On May 17, 2017, the Company entered into a right of first refusal agreement (the “ROFR Agreement”) with Macquarie Capital pursuant to which the Company granted Macquarie Capital, an affiliate of the Company’s Sponsor and an underwriter in the IPO, a right of first refusal for a period of 36 months from the closing date of the IPO to provide the Company with certain financial advisory, underwriting, capital raising and other services for which Macquarie Capital may receive fees. The amount of fees the Company pays to Macquarie Capital will be based upon the prevailing market for similar services rendered by global full-service investment banks for such transactions at such time, and will be subject to review by the Company’s audit committee. The foregoing description of the ROFR Agreement is qualified in its entirety by reference to the full text of the ROFR Agreement, which is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

Right Agreement

On May 17, 2017, the Company entered into a right agreement (the “Right Agreement”) with Continental Stock Transfer & Trust Company, as right agent (the “Right Agent”), providing for the terms of the Rights including with respect to convertibility, transferability, and exchangeability, and the respective rights and obligations of the Company, the Right Agent and the holders of the Rights. Pursuant to the Right Agreement, the Rights are convertible without the payment of additional consideration. The foregoing description of the Right Agreement is qualified in its entirety by reference to the full text of the Right Agreement, which is attached hereto as Exhibit 10.7 and is incorporated by reference herein.

Consent Agreement

On May 17, 2017, the Company entered into a consent agreement (the “Consent Agreement”) with MIHI LLC (“MIHI”) and Modern Media, LLC (“Modern Media”) pursuant to which the Company agreed not to consummate the initial business combination without the consent of each of MIHI and Modern Media. MIHI and Modern Media each own 50% of the Sponsor, MIHI is an affiliate of Macquarie Capital, an underwriter in the IPO. The foregoing description of the Consent Agreement is qualified in its entirety by reference to the full text of the Consent Agreement, which is attached hereto as Exhibit 10.8 and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

On May 17, 2017, simultaneously with the completion of the IPO, the Company completed the Private Placement of 7,320,000 Private Placement Warrants (including 270,000 Private Placement Warrants resulting from the full exercise of the underwriters’ over-allotment option) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $7,320,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants underlying the Units, except that if held by the original holder or their permitted assigns, they (i) may be exercised on a cashless basis, (ii) are not subject to redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the initial purchaser or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants included in the Units sold in the IPO.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the closing of the IPO, the following individuals were appointed to the board of directors of the Company: Blair Faulstich, George Brokaw and John White. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated by reference herein.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2017, the Company filed its second amended and restated certificate of incorporation (the “Certificate of Incorporation”) in the State of Delaware, which was effective upon filing. The Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of Common Stock, par value $0.0001 per share, and up to 10,000,000 shares of preferred stock, par value $0.0001 per share.

The Certificate of Incorporation also provides, among other things, that:

(i) a certain amount of the IPO proceeds will be placed into a Trust Account, which proceeds, except for the withdrawal of interest to pay the Company’s taxes, may not be disbursed from the Trust Account until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the public shares if the Company does not complete the initial business combination within 18 months from the closing date of the IPO (or 21 months from the closing date of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for the initial business combination within 18 months from the closing date of the IPO but has not completed such initial business combination within such 18 month period), subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company has not completed the initial business combination within 18 months from the closing date of the IPO (or 21 months, as applicable);

(ii) the Company, prior to the consummation of the initial business combination, may not issue additional shares of capital stock that would entitle the holders thereof to: (i) receive funds from the Trust Account; or (ii) vote on any initial business combination;

(iii) the Company, prior to the consummation of the initial business combination, will provide the holders of its public shares with the opportunity to redeem their shares upon the completion of the Company’s initial business combination, as provided in the Certificate of Incorporation and as described in the Company’s Registration Statement; provided, however, that the Company will not redeem the public shares and will not proceed with the related business combination to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001;

(iv) the Company’s initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of signing of a definitive agreement in connection with the Company’s initial business combination;

(v) if the Company’s stockholders approve an amendment to the Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete the initial business combination within 18 months from the closing date of the IPO (or 21 months, as applicable), the Company will provide the holders of its public shares with the opportunity to redeem all or a portion of their public shares upon approval of any such amendment;

(vi) if the Company offers to redeem the public shares in conjunction with a stockholder vote on the initial business combination pursuant to a proxy solicitation, a holder of public shares, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934), will be restricted from seeking redemption rights with respect to more than 20% of the public shares; and

(vii) if the Company does not complete the initial business combination within 18 months from the closing date of the IPO (or 21 months from the closing date of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for the initial business combination within 18 months from the closing date of the IPO but has not completed such initial business combination within such 18 month period), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and board of directors, dissolve and liquidate.

The Certificate of Incorporation provides that the above-referenced requirements and restrictions may only be amended prior to the completion of the initial business combination with the affirmative vote of the holders of at least 65% of the stock of the Company entitled to vote generally in the election of directors. The Certificate of Incorporation also contains provisions relating to, among other things, the classification of the Company’s board of directors into three classes, with each class to serve for a three year term expiring upon the election and qualification of their respective successors, and the indemnification of the Company’s officers and directors to the fullest extent allowable under Delaware law. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Also effective May 17, 2017, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among others, provisions relating to matters governing stockholder meetings and the operation of the board. The Amended and Restated Bylaws also prescribe advance notice procedures for stockholders’ nominations of directors and stockholders’ proposals for consideration at meetings of stockholders. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated by reference herein.

Item 8.01	Other Events

A total of $209,070,000 of the net proceeds from the IPO and the Private Placement were placed in a Trust Account established for the benefit of the Company’s public stockholders at Deutsche Bank Trust Company Americas, with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay any taxes or dissolution expenses, none of the funds held in the Trust Account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the public shares if the Company does not complete the initial business combination within 18 months from the closing date of the IPO (or 21 months from the closing date of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for the initial business combination within 18 months from the closing date of the IPO but has not completed such initial business combination within such 18 month period), subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s second amended and restated certificate of incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company has not completed the initial business combination within 18 months from the closing date of the IPO (or 21 months, as applicable).

In connection with the IPO, the Company issued press releases announcing the pricing and closing of the IPO, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

1.1	Underwriting Agreement, dated May 11, 2017, between the Company and Macquarie Capital (USA) Inc. as representative of the several underwriters named therein.

3.1	Second Amended and Restated Certificate of Incorporation, dated May 17, 2017, filed with the Secretary of State for the State of Delaware on May 17, 2017.

3.2	Amended and Restated Bylaws, effective May 17, 2017.

4.1	Warrant Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated May 17, 2017, by and among the Company and its officers and directors and Modern Media Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated as of May 17, 2017, by and among the Company and certain security holders of the Company.

10.4	Sponsor Warrant Purchase Agreement, dated as of May 17, 2017, between the Company and Modern Media Sponsor, LLC.

10.5	Expense Advancement Agreement, dated as of May 17, 2017, between the Company and Modern Media Sponsor, LLC.

10.6	Right of First Refusal Agreement, dated May 17, 2017, between the Company and Macquarie Capital (USA) Inc.

10.7	Right Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company.

10.8	Consent Agreement, dated May 17, 2017, by and among the Company, MIHI LLC and Modern Media, LLC.

99.1	Press Release, dated May 12, 2017, Announcing Pricing of IPO.

99.2	Press Release, dated May 17, 2017, Announcing Closing of IPO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MEDIA ACQUISITION CORP.

Date: May 17, 2017	By:	/s/ Lewis W. Dickey, Jr.
	Name:	Lewis W. Dickey, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

1.1	Underwriting Agreement, dated May 11, 2017, between the Company and Macquarie Capital (USA) Inc. as representative of the several underwriters named therein.

3.1	Second Amended and Restated Certificate of Incorporation, dated May 17, 2017, filed with the Secretary of State for the State of Delaware on May 17, 2017.

3.2	Amended and Restated Bylaws, effective May 17, 2017.

4.1	Warrant Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated May 17, 2017, by and among the Company and its officers and directors and Modern Media Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated as of May 17, 2017, by and among the Company and certain security holders of the Company.

10.4	Sponsor Warrant Purchase Agreement, dated as of May 17, 2017, between the Company and Modern Media Sponsor, LLC.

10.5	Expense Advancement Agreement, dated as of May 17, 2017, between the Company and Modern Media Sponsor, LLC.

10.6	Right of First Refusal Agreement, dated May 17, 2017, between the Company and Macquarie Capital (USA) Inc.

10.7	Right Agreement, dated as of May 17, 2017, between the Company and the Continental Stock Transfer & Trust Company.

10.8	Consent Agreement, dated May 17, 2017, by and among the Company, MIHI LLC and Modern Media, LLC.

99.1	Press Release, dated May 12, 2017, Announcing Pricing of IPO.

99.2	Press Release, dated May 17, 2017, Announcing Closing of IPO.